MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated January 20, 2012 to the Statement of Additional Information (“SAI”) dated

December 31, 2011 for the International Series (Class S and I Shares) of the Fund

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective January 1, 2012, Ebrahim Busheri and Christopher Petrosino have been named to the Senior Research Group of Manning & Napier Advisors, LLC, the investment advisor to the Series. Accordingly, the section of the SAI titled “Portfolio Managers” is hereby deleted and replaced by the following:

Portfolio Managers

This section includes information about the Series’ portfolio managers, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage.

The Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of the Series.

A designated Research Team for the Series implements those policies and guidelines as well as monitors the investment portfolio for the Series. The Research Team works with the Advisor’s other analysts to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by two members of the Series’ Research Team and one member of the Senior Research Group before implementation. No specific member of the Series’ Research Team or Senior Research Group is required to approve security purchases and sales.

The following individuals serve on the Advisor’s Senior Research Group and/or the Series’ Research Team, as noted. This information is as of September 30, 2011.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Sidharth Abrol, CFA, Analyst	Member of International Series Research Team	None	Between $100,001 and $500,000

Christian A. Andreach, CFA, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group	Member of Senior Research Group	Between $1 and $10,000	Between $100,001 and $500,000

Ebrahim Busheri, CFA Senior Analyst/Managing Director of Emerging Growth Group	Member of Senior Research Group	Between $10,001 and $50,000	Between $100,001 and $500,000

Jeffrey S. Coons, Ph.D., CFA, President and Co-Director of Research/Managing Director of Quantitative Strategies Group	Member of Senior Research Group	None	Between $500,001 and $1,000,000

Jeffrey W. Donlon, CFA, Senior Analyst/Managing Director of Technology Group	Member of Senior Research Group	None	Between $100,001 and $500,000

Brian P. Gambill, CFA, Senior Analyst/Managing Director of Capital Goods & Materials Group	Member of Senior Research Group	None	Between $100,001 and $500,000

Jeffrey A. Herrmann, CFA, Co-Head of Global Equities, Co-Director of Research/ Managing Director of Themes & Overviews Group	Member of Senior Research Group	None	Between $50,001 and $100,000

Brian W. Lester, CFA, Senior Analyst/Managing Director of Life Sciences Group	Member of Senior Research Group	None	Between $100,001 and $500,000

Michael J. Magiera, CFA, Senior Analyst/Managing Director of Real Estate Group	Member of Senior Research Group	None	Over $1,000,000

Christopher F. Petrosino, CFA, Senior Analyst/Managing Director of Quantitative Strategies Group	Member of Senior Research Group	None	Between $100,001 and $500,000

Ben V. Rozin, Analyst	Member of International Series Research Team	Between $10,001 and $50,000	Between $100,001 and $500,000

Marc Tommasi, Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group	Member of Senior Research Group, Member of International Series Research Teams	None	Between $500,001 and $1,000,000

Virge J. Trotter, III, CFA, Senior Analyst/Managing Director of Services Group	Member of Senior Research Group	None	Between $100,001 and $500,000

Compensation. Equity and fixed income analyst compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of MNA’s clients, including Series shareholders.

In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Advisor based upon a combination of performance and tenure. The Advisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients.

Management of Other Portfolios. The Advisor does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Advisor manages mutual funds, other commingled funds and separate accounts using an analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Series of the Manning & Napier Fund that invest in equities are also responsible for managing all other portfolios for clients of the Advisor that pursue similar investment objectives (“Similarly Managed Accounts”).

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of the Advisor’s Similarly Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts, including those that serve on the Research Teams of Fund Series, select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Advisor’s Similarly Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Similarly Managed Accounts.

None of these accounts is subject to a performance-based advisory fee. The information below is provided as of September 30, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Christian A. Andreach	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Ebrahim Busheri	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Jeffrey S. Coons	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Jeffrey W. Donlon	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Brian P. Gambill	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Jeffrey A. Herrmann	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Brian W. Lester	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Michael J. Magiera	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Christopher F. Petrosino	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Marc Tommasi	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317
Virge J. Trotter, III	22	$15,185,718,935	19	$3,821,281,807	8,324	$19,786,438,317

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

Management of Conflicts of Interest. The Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities and most fixed income investments on an aggregate basis to increase efficiency of execution. Each account that participates in an aggregated order on a particular day will participate at the average security price for that day with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and most fixed income investments (other than certain fixed income investments, such as new bond issues, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equities and most fixed income securities trades, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp Intl 01/2012